SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. _____)

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☑	Definitive Proxy Statement

*	Definitive Additional Materials

*	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

FRONTIER FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

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*
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

FRONTIER FINANCIAL CORPORATION
332 S.W. Everett Mall Way
P. O. Box 2215
Everett, Washington 98213

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

The 2007 Annual Meeting of Shareowners of Frontier Financial Corporation will be held at the Everett Golf & Country Club, 1500 – 52nd Street, Everett, Washington, on Wednesday, April 18, 2007, at 7:30 p.m. for the following purposes:

1.	To elect three (3) directors to three-year terms;

2.	To ratify the appointment of Moss Adams LLP as Frontier Financial Corporation’s independent registered public accounting firm; and

3.	To act on such other business as may properly come before the Annual Meeting and any adjournment thereof.

Only shareowners of record at the close of business on March 2, 2007, are entitled to notice of and to vote at the meeting and/or any adjournment thereof.

All shareowners are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, we ask that you please mark, sign, date, and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. Any shareowner attending the meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors,

/s/ James F. Felicetty
James F. Felicetty
Secretary/Treasurer
Everett, Washington
March 21, 2007

Whether or Not You Plan to Attend the Meeting, Please Complete, Sign, Date and Return the Accompanying Proxy In the Enclosed Self-Addressed, Stamped Envelope.

i

PROXY STATEMENT

ii

FRONTIER FINANCIAL CORPORATION
332 S.W. Everett Mall Way
P. O. Box 2215
Everett, Washington 98213

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREOWNERS

To Be Held on April 18, 2007

GENERAL MATTERS

This Proxy Statement is furnished by the Board of Directors of Frontier Financial Corporation (the “Board”) to the holders of common stock of Frontier Financial Corporation (“Common Stock”) in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareowners of Frontier Financial Corporation (the “Corporation”) to be held on Wednesday, April 18, 2007 at 7:30 p.m. at Everett Golf & Country Club, 1500 – 52nd Street, Everett, Washington, and any adjournment thereof. These proxy materials, together with the 2006 Annual Report, are being mailed to shareowners on or about March 21, 2007.

Voting Rights and Outstanding Shares

Only holders of record of common stock at the close of business on March 2, 2007 (the “record date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Corporation had outstanding and entitled to vote 45,044,407 shares of common stock. Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon. If no choice is indicated on the proxy, the shares will be voted in favor of Proposals 1 and 2.

All votes will be counted by inspectors of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker nonvotes.

Broker Nonvotes

A broker nonvote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on nonroutine matters. Routine matters include the election of directors and ratification of independent accountants. Nonroutine matters include actions on stock plans and most amendments to the articles of incorporation.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Corporate Secretary of the Corporation at the Corporation’s principal executive offices, 332 S.W. Everett Mall Way, Everett, Washington 98213, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation

The Corporation will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareowners. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Corporation may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Corporation. No additional compensation will be paid to directors, officers or other regular employees for such services.

PROPOSAL 1. ELECTION OF DIRECTORS

Pursuant to the Corporation’s Articles of Incorporation, the Board of Directors has previously set the number of directors at 14. Mr. George E. Barber and Mr. James H. Mulligan will be retiring at the conclusion of the board meeting on March 21, 2007. In reviewing the needs of the Corporation, the Board of Directors determined that the 12 remaining directors provided appropriate business guidance and oversight, and accordingly set the number of directors at 12 from the date of this Annual Meeting.

The directors are divided into three classes, with each class as nearly equal in number as possible. The members of each class serve three-year terms with one class elected annually. A director appointed to fill a vacancy or fill a position that was created by increasing the number of directors must stand for election at the next shareowners’ meeting at which directors are elected. Due to the retirements of Mr. Barber and Mr. Mulligan, and the original terms of our other directors, our classes of directors will not be even until the 2008 Annual Meeting of Shareowners at which time the term of the Directors standing for election at that meeting will be adjusted to even out the classes.

If a quorum is present, the directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker nonvotes have no effect on the vote. The three candidates receiving the highest number of affirmative votes of the shares of common stock entitled to be voted for such directors will be elected directors of the Corporation. Shares of common stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares of common stock will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

Set forth below are the names of each nominee for director, the nominee’s age, the year in which the nominee became a director, the nominee’s principal occupation and business experience for the past 5 years, and the names of other publicly held companies for which the nominee serves as a director. The same information is provided thereafter for each director whose term of office does not expire until a later date, and we have included similar information below on our retiring directors. The mailing address for all of the nominees and incumbent directors is 332 S.W. Everett Mall Way, P. O. Box 2215, Everett, WA, 98213.

NOMINEES FOR ELECTION TO TERM EXPIRING 2010

Name	Age	Year first became a Director of Corporation	Year first became a Director of Bank	Principal Occupation
Michael J. Clementz	63	2000	2000
President, FFP Inc. (January 2006 to present); President and Chief Executive Officer of Frontier Financial Corporation (April 2003 to January 2006); Executive Vice President of Frontier Bank and Frontier Financial Corporation (July 2000 to present); President and Chief Executive Officer of Liberty Bay Financial Corporation (1985 to July 2000); Chairman and Chief Executive Officer of North Sound Bank (1978 to July 2000).

David M. Cuthill	46	2006	2006
Vice President – Development, General Growth Properties (2007 to present) (a real estate investment trust); Director, Opus Northwest, LLC (2002 to 2006) (full-service real estate developer); Divisional Vice President, Nordstrom, Inc. (1995-2002).

Mark O. Zenger	52	2005	2005	President, First Western Investments, Inc. (hospitality, retail and other real estate investments).

INCUMBENT DIRECTORS, TERM EXPIRING 2008

Name	Age	Year first became a Director of Corporation	Year first became a Director of Bank	Principal Occupation
Robert J. Dickson	73	1983	1978	Chairman of the Boards of Frontier Financial Corporation, Frontier Bank and FFP, Inc.
Patrick M. Fahey	64	2006	2006	Retired Chairman of Regional Banking, Wells Fargo Bank (2003-2004); Chairman, President and Chief Executive Officer of Pacific Northwest Bank (1988-2003).
Edward D. Hansen	67	1983	1978	Retired General Manager, Snohomish County PUD (July 2002 to 2006); Mayor, City of Everett (January 1994 to July 2002) and President, Golf N.W.
William H. Lucas, DC	78	1983	1978	Retired Chiropractor.
Darrell J. Storkson	63	1997	1997	Owner, Evergreen Lanes.

INCUMBENT DIRECTORS, TERM EXPIRING 2009

Name	Age	Year first became a Director of Corporation	Year first became a Director of Bank	Principal Occupation
Lucy DeYoung	57	1997	1997	President, Red Rock Enterprises, Inc. (financial investment advisory services).
William J. Robinson	63	1983	1978	Manager, Robinson Properties and Investments, LLC (real estate management and development).
Edward C. Rubatino	76	1983	1978	President, Rubatino Refuse Removal, Inc.
John J. Dickson (1)	46	2003	2003
President and Chief Executive Officer, Frontier Financial Corporation (January 2006 to present); Chief Executive Officer, Frontier Bank (May 2003 to present); Executive Vice President of FFP, Inc. (April 2003 to present); Senior Vice President of Frontier Bank (1993 to May 2003); and Vice President of FFP, Inc. (1999).

(1)  John J. Dickson is the son of Robert J. Dickson.

DIRECTORS RETIRING AT THE END OF THEIR TERM THIS YEAR

Name	Age	Year first became a Director of Corporation	Year first became a Director of Bank	Principal Occupation
George E. Barber	64	1997	1997	Chairman, First Western Investments, Inc. (hospitality, retail and other real estate investments).
James H. Mulligan	75	1989	1989	President, Emerald Real Estate Development, Inc.

The Corporation’s Board of Directors also serves as the Board of Directors of both Frontier Bank and FFP, Inc., wholly owned subsidiaries of the Corporation.

Required Vote and Board Recommendation

If a quorum is present and voting, the three nominees for director receiving the highest number of votes will be elected as directors. Abstentions and broker nonvotes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Moss Adams LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Services provided to the Corporation and its subsidiaries by Moss Adams LLP in fiscal 2006 and 2005 are described under “Independent Registered Public Accounting Firm” on pages 28 and 29.

Representatives of Moss Adams LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve this proposal. Abstentions and broker nonvotes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

DIRECTORS’ MEETINGS, COMMITTEES AND COMPENSATION

The Board of Directors of the Corporation held 12 meetings in 2006. The Board of Directors of the Corporation and the Board of Directors of Frontier Bank are comprised of identical Board members, and at each meeting the Directors conduct a formal Board meeting for each entity. The Board of Directors has established certain standing committees, including the Audit, Personnel and Compensation, Nominating, and Corporate Governance. The following table summarizes the current membership of the Board and each of its committees, as well as the number of times each committee met during fiscal 2006.

Name	Board	Nominating	Audit	Personnel/ Compensation	Corporate Governance
George E. Barber	X			X
Michael J. Clementz	X
David M. Cuthill	X		X
Lucy DeYoung	X	X	Chair		X
John J. Dickson	X
Robert J. Dickson	Chair				X
Patrick M. Fahey	X	X	X	X	X
Edward D. Hansen	X	X		Chair	X
William H. Lucas	X	X		X	X
James H. Mulligan	X	Chair		X	Chair
William J. Robinson	X	X			X
Edward C. Rubatino	X		X
Darrell J. Storkson	X			X
Mark O. Zenger	X		X
Number of meetings held in 2006	12	1	13	3	1

Each member of the Board of Directors attended at least 75 percent of the Board and committee meetings of which they were a member.

All Directors are considered independent under the NASDAQ rules except for Michael Clementz and John Dickson, each of whom is employed by the Corporation, and Robert Dickson who is the father of John Dickson.

Although the Corporation does not have a formal policy regarding attendance by a member of the Board of Directors at the Corporation’s Annual Meeting of Shareowners, the Corporation has always encouraged its directors to attend and expects to continue its policy. In 2006, all of the Directors attended the Annual Meeting of Shareowners.

Shareholder Communication with the Board of Directors. Any shareowner wishing to communicate with members of the Board of Directors may do so by mailing a letter addressed to the individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Secretary of the Corporation, Frontier Financial Corporation, 332 S.W. Everett Mall Way, P. O. Box 2215, Everett, Washington 98213.

Nominating Committee. The functions of the Nominating Committee include recommending to the Board of Directors the slate of director nominees for election to the Board, to recommend an individual to be appointed Chairman of the Board and to identify and recommend candidates to be added to the Board between annual shareowner meetings as vacancies occur or otherwise as directed by the Board. A copy of the Committee’s charter can be viewed at www.frontierbank.com.

The Nominating Committee will consider nominations from shareowners, provided that such nominations are received by the Corporation’s Secretary in accordance with the Articles of Incorporation and the Bylaws. The Nominating Committee considers candidates for the Board based upon criteria that includes their business and professional skills, concern for the long-term interests of shareowners, and personal integrity and judgment. At least a majority of directors on the Board must be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director.

In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Corporation during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Nominating Committee will be polled for suggestions as to potential candidates that may meet the criteria above, and will discuss candidates suggested by Corporation shareowners. The Nominating Committee then selects nominees by majority vote. All of this year’s nominees for election to the Board of Directors served as Board members in the prior year. There were no nominations received from shareowners.

While two directors will retire before the annual meeting of shareowners, the Board of Directors determined that the twelve remaining directors provided appropriate business guidance and oversight to the Corporation and reduced the number of Directors positions to twelve. The Nominating Committee met once during 2006.

Audit Committee. The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the Audit Committee Charter, last provided with the 2003 annual proxy statement, is included in this proxy statement as Appendix A. Please review the “Report of the Audit Committee” included in this proxy statement. Pursuant to the charter, the functions of the Audit Committee include:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process, system of disclosure controls, and internal control system;

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department;

•	Monitor the compliance by the Corporation with legal and regulatory requirements and with the Corporation's Corporate Governance Guidelines and Code of Ethics;

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors;

•	Prepare the Committee report required by the SEC rules to be included in the Corporation's annual proxy statement.

The Board has determined that each member of the Audit Committee is “independent” within the meaning of NASDAQ rules. Mr. Zenger is an “audit committee financial expert” as that term is defined in SEC rules implementing requirements of the Sarbanes-Oxley Act of 2002.

Personnel and Compensation Committee. The Board of Directors has adopted a charter governing the duties and responsibilities of the Personnel and Compensation Committee. A copy of the Personnel and Compensation Committee Charter is included as Appendix B.

The purposes of the Personnel and Compensation Committee are to carry out the responsibilities of the Board of Directors relating to personnel decisions and compensation of the Corporation’s executive officers, including the named executive officers; to approve compensation policies, practices and programs for the Corporation and its affiliates; and to produce its Report on Executive Compensation which is included on page 25 of this proxy statement. The duties and responsibilities of the Committee are to:

•	Recommend to the full Board for approval any new executive incentive compensation plans including equity-based plans, and any significant amendments to existing plans.

•	Review and approve other compensation plans and programs applicable to the Corporation’s executive officers and other senior management.

•	Review and approve compensation (including employment, change in control and other compensation agreements) for the Corporation’s executive officers and nonemployee directors.

•
Recommend to the full Board for approval all compensation of senior management, including SVP and above, and all other employees with a salary of $100,000 or greater. In determining the compensation for a particular executive or senior officer, the Committee is guided by the following objectives:

▪	Attract and retain highly qualified officers by maintaining competitive compensation packages for officers;

▪	Motivate those officers to achieve and maintain superior performance levels;

▪	Maintain compensation packages that are equitable relative to efforts, skills, and other responsibilities of the officer when compared to other positions in the Corporation;

▪	Make a portion of each officer's total compensation package at risk and dependent on Corporate performance and creation of long-term shareholder value; and

▪
Make total compensation for executive and senior officers sufficiently competitive with compensation paid by financial institutions of similar size, with lines of business, geographic dispersion and marketplace position similar to Frontier Bank, so that the Corporation can attract and retain qualified officers who will contribute to Frontier Financial Corporation’s and Frontier Bank’s long term success.

•
Evaluate the Chief Executive Officer’s performance relative to the performance of the Corporation and consistent with the approved goals and objectives for the Corporation and the Chief Executive Officer and recommend the compensation of the Chief Executive Officer based on this evaluation to the full Board of Directors.

Personnel and Compensation Committee Interlocks and Insider Participation. The Personnel and  Compensation Committee consists of nonemployee directors appointed by the Board who meet the independence requirements of the NASDAQ. No director may serve on the Personnel and Compensation Committee unless he or she is a “nonemployee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and satisfies the requirements of an outside director for purposes of Section 162(m) of the Internal Revenue Code. None of the Corporation’s executive officers have served as a member of a compensation committee or board of directors of any other entity, which has an executive officer serving as a member of the Corporation’s Board of Directors.  Personnel and Compensation Committee members may be removed at any time by a majority of the Board and the Board fills vacancies on the Personnel and Compensation Committee as needed.

Corporate Governance Committee. The function of the Corporate Governance Committee is to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Corporation. A copy of the Committee’s charter can be viewed at www.frontierbank.com.

Director Compensation. On the first day of the calendar year each director of the Corporation is paid an annual retainer determined by the value of a given number of shares of our common stock. Each director has a choice to be paid in the common stock of the Corporation, or to receive the equivalent fair market value of the stock in cash, or a combination of stock and cash.  The retainer for 2005 was 1,600 shares of the Corporation’s common stock.  For 2006, the retainer was set at 2,400 shares of the Corporation’s common stock, the fair market value of a share of our common stock on the payment date was $32.25, and therefore the retainer paid had a value of $77,400. The increase in shares was due to the 3-for-2 split declared in May 2005.  The Chairman of the Board also receives an additional salary of $25,000 which is paid in cash.

Each director also receives a fee of $2,800 for each Board meeting attended, except for Mr. John Dickson. The Chair of the Board and the Chair of the Audit Committee each receives an additional fee of $400 for each Board meeting attended. Directors do not receive any fees for attendance at Committee meetings. The table below shows the fees to our directors in 2006, excluding Mr. John Dickson whose information is included on the Summary Compensation Table.

DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non- Equity Incentive Plan Compensation ($) (e)	Change in in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All other Compensation ($) (g)	Total ($) (h)

George E. Barber	$ 30,800	$ 77,400					108,200
Michael J. Clementz	111,000	--				$44,402(1)	155,402
David M. Cuthill	59,400	51,600					111,000
Lucy DeYoung	38,800	77,400					116,200
Robert J. Dickson	116,200	--				$26,749(2)	142,949
Patrick M. Fahey	30,800	77,400					108,200
Edward D. Hansen	59,400	51,600					111,000
William H. Lucas, DC	111,000	--					111,000
James H. Mulligan	33,600	77,400					111,000
William J. Robinson	108,200	--					108,200
Edward C. Rubatino	33,600	77,400					111,000
Darrell J. Storkson	111,000	--					111,000
Mark O. Zenger	33,600	77,400					111,000

(1)
Michael J. Clementz serves as the President of FFP Inc. effective January 2006, and previously served as the President and Chief Executive Officer of Frontier Financial Corporation from April 2003 to January 2006. The amount reflected in column (g) represents the salary and bonus Mr. Clementz received in his capacity as an officer of the Corporation.

(2)	Represents salary and bonus received as Chairman of the Board of the Corporation.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following table shows the name of each executive officer of the Corporation (including Named Executive Officers) who is not also a director or nominee for director of the Corporation, their age and the offices held with the Corporation and Frontier Bank.  All offices are held at the discretion of the Board of Directors.

Name	Age	Office and Year Assumed Office
Carol E. Wheeler	50	Chief Financial Officer of the Corporation (2003) and FFP, Inc. (2003)
James F. Felicetty	63	Secretary and Treasurer of the Corporation (1983) and FFP, Inc. (1988)

SHARE OWNERSHIP INFORMATION

The following table sets forth information, as of February 21, 2007, as to the shares of common stock beneficially owned by each director, as well as the named executive officers of the Corporation who are the Chief Executive Officer, the Chief Financial Officer, and the other three other highest paid executive officers during the year ended December 31, 2006, and by all named executive officers and directors of the Corporation as a group. As reported in filings with the SEC, no shareowner beneficiary owned more than 5% of the Corporation’s common stock as of February 21, 2007.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Outstanding Shares (3)
Directors
George E. Barber	124,457	*
Michael J. Clementz***	535,333 (4)	1.18%
David M. Cuthill	9,900	*
Lucy DeYoung	31,791	*
Robert J. Dickson	630,441 (5)	1.39%
Patrick M. Fahey	10,000	*
Edward D. Hansen	442,647 (6)	*
William H. Lucas, DC	89,218 (7)	*
James H. Mulligan	334,216 (8)	*
William J. Robinson	649,092 (9)	1.44%
Edward C. Rubatino	566,116 (10)	1.25%
Darrell J. Storkson	550,138 (11)	1.22%
Mark O. Zenger	70,725 (12)	*
Named Executive Officers
John J. Dickson**	856,729 (13)	1.89%
Connie Pachek	148,919 (14)	*
James W. Ries	74,766 (15)	*
Lyle E. Ryan	89,917 (16)	*
Carol E. Wheeler	68,724 (17)	*
All Directors and Executive Officers as a group (24 persons)	5,547,759 (18)	12.23%

*	Less than 1%.

**	John Dickson also serves as a Director of the Corporation.

***
Michael J. Clementz serves as the President of FFP Inc. effective January 2006, and previously served as the President and Chief Executive Officer of Frontier Financial Corporation from April 2003 to January 2006.

(1)	As of February 20, 2007 there was no individual or entity known to the Corporation to be the beneficial owner of more than 5 percent of the Corporation’s voting stock.

(2)
In determining beneficial ownership, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power which includes the power to vote, or to direct the voting of, such securities and/or (2) investment power which includes the power to dispose, or to direct the disposition, of such security. In addition, for the purposes of this chart, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire: (a) through exercise of an option, warrant, or right; (b) through the conversion of security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

(3)
Any securities not outstanding but which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but not for the purpose of computing the percentage of the class by any other person.

(4)
Includes 20,250 shares which Mr. Clementz has the right to acquire through the exercise of stock options, 8,354 shares owned by Mr. Clementz’s spouse who has voting and dispositive power, 353,867 shares held in an LLC of which Mr. Clementz has the voting and dispositive power, 77,525 shares held by Mr. Clementz’s parent, with regard to which Mr. Clementz is a joint tenant, and 8,654 shares held in a foundation of which Mr. Clementz has voting and dispositive power.

(5)	Includes 45,238 shares held in a foundation of which Mr. Robert Dickson has voting and dispositive power, and 13,653 held by Mr. Dickson’s spouse who has voting and dispositive power.

(6)
Includes 9,090 shares held by Mr. Hansen’s spouse who has voting and dispositive power, 60,597 shares held by Mr. Hansen or Mr. Hansen’s spouse in custody for children or grandchildren, 20,821 shares held in a charitable trust of which Mr. Hansen is trustee and has voting and dispositive power, and 198,319 shares held in an investment capacity of which Mr. Hansen has voting and dispositive power.

(7)
Includes 6,635 shares held in a retirement trust capacity of which Mr. Lucas has voting and dispositive power, 4,892 shares held by Mr. Lucas’ spouse in a retirement trust who has voting and dispositive power.

(8)	Includes 5,910 shares held by Mr. Mulligan’s daughter with respect to which Mr. Mulligan disclaims beneficial ownership.

(9)
Includes 52,925 shares held in a retirement trust capacity of which Mr. Robinson has voting and dispositive power, 24,509 shares held by Mr. Robinson’s spouse in a retirement trust who has voting and dispositive power, and 1,459 shares held by Mr. Robinson’s spouse in custody for grandchildren.

(10)	Includes 259,416 shares held in a trust of which Mr. Rubatino is trustee and has voting and dispositive power.

(11)	Includes 13,019 shares held by a profit sharing trust of which Mr. Storkson has voting and dispositive power.

(12)
Includes 31,064 shares held in three trusts in which Mr. Zenger has voting and dispositive powers and 1,943 shares with a business partner with respect to which Mr. Zenger disclaims beneficial ownership.

(13)
Includes 15,581 shares which Mr. John Dickson has the right to acquire through the exercise of stock options, 26,403 shares by Mr. Dickson or Mr. Dickson’s spouse in custody for children, 14,243 shares held in trust of which Mr. Dickson has voting and dispositive power, and includes 688,432 shares held by the family limited partnership as a result of his beneficial interest as General Partner of the family limited partnership.

(14)
Includes 20,070 shares which Ms. Pachek has the right to acquire through the exercise of stock options, 914 shares held by Ms. Pachek’s spouse in custody for grandchildren, and 11,925 shares held in trust for which Ms. Pachek has voting and dispositive power.

(15)	Includes 27,762 shares which Mr. Ries has the right to acquire through the exercise of stock options.

(16)	Includes 29,481 shares which Mr. Ryan has the right to acquire through the exercise of stock options.

(17)
Includes 13,860 shares which Ms. Wheeler has the right to acquire through the exercise of stock options, 387 shares held in custody for children , and 6,750 shares by Ms. Wheeler’s spouse and his mother.

(18)
Includes 127,004 which named executive officers and directors listed in the table have the right to acquire through the exercise of stock options, and 227,357 shares and options to purchase 37,727 shares held by officers not listed or reflected elsewhere in the table.

 EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation for the Frontier Financial Corporation executive officers identified in the Summary Compensation Table (“named executive officers”). As more fully described below, the Personnel and Compensation Committee of the Board (the “Committee”) makes all decisions for the total compensation—that is, the base salary, bonuses and incentives, and stock options and restricted stock—of the Corporation’s executive officers, including the named executive officers. The Committee’s recommendations for the total direct compensation of the Corporation’s Chief Executive Officer are subject to approval of the Board of Directors.

The day-to-day design and administration of retirement, savings, health, welfare and paid time-off plans and policies applicable to employees in general are handled by Human Resources employees. The Committee (or Board) remains responsible for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies.

Role of the Personnel and Compensation Committee

Purpose. The Personnel and Compensation Committee of the Board (the “Committee”) assists the Board in fulfilling its responsibilities for administering the Corporation’s compensation program offered to the Corporation’s officers and directors.

Outside Consultants And Advisors. The Committee has the authority to retain and terminate any independent, third-party compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. During fiscal year 2006, the Committee engaged consultants from Equilar, Inc., a firm which specializes in benchmarking compensation of executives and boards of directors, to advise it on compensation matters. During fiscal year 2006, the Corporation did not engage Equilar, Inc. for any additional services beyond their support to the Committee.

Compensation Philosophy

The goals of the Corporation’s compensation program are to: (1) enable the Corporation to attract, retain and motivate the most qualified talent who contribute to the long-term success of the Corporation; (2) align compensation with business objectives and performance; and (3) align incentives for executive officers with the interests of shareowners in maximizing shareowner value. The Corporation emphasizes performance-based compensation that is competitive in the marketplace and reviews its compensation practices annually by comparing them with competitors. The compensation policy also reflects the competition for executive talent and the unique challenges and opportunities facing the Corporation in the financial services market.

The Corporation’s compensation program for all employees generally includes both cash and equity-based factors. Consistent with competitive practices, the Corporation also utilizes cash bonuses and incentive plans based on achievements of financial performance objectives.

Role of Executive Officers in Compensation Decisions

The Personnel and Compensation Committee evaluates the Chief Executive Officer’s performance annually relative to the performance of the Corporation and consistent with the approved goals and objectives of the Corporation and the Chief Executive Officer. The Personnel and Compensation Committee then recommends the compensation of the Chief Executive Officer based on this evaluation to the full Board of Directors for approval.

The Chief Executive Officer evaluates the performance of each of the other named executive officers performance annually relative to the performance of the Corporation and consistent with the approved goals and objectives of the Corporation and the named executive officer. The Chief Executive Officer submits this evaluation to the Personnel and Compensation Committee for review and, collectively, the Chief Executive Officer and the Personnel and Compensation Committee then recommend the compensation of the named executive officers to the full Board of Directors for approval.

Compensation decisions for employees who are not named executive officers are made at the appropriate levels within the Corporation with review and oversight provided by the executive officers of the Corporation.

Setting Executive Compensation

Based on the compensation goals mentioned above, the Personnel and Compensation Committee has structured the Corporation’s annual and long-term incentive-based cash and noncash executive compensation to motivate our executives to achieve our business goals and to reward our executives for achieving those goals.

In making compensation decisions, the Committee compares each element of total compensation against a peer group of publicly-traded banks, with assets ranging from $1 to $10 billion in Washington, Oregon, Idaho, and Montana, and in the case of the Executive Vice President of Human Resources and Operations, also California. The peer group, which is periodically reviewed and updated by the Committee, consists of banks that the Committee believes are similar in size to us and that we compete against. The banks comprising the peer group are:

Bank Name	Ticker Symbol

AmericanWest Bancorporation	AWBC
Banner Corporation	BANR
Cascade Bancorp Inc.	CACB
Cascade Financial Corporation	CASB
Glacier Bancorp Inc.	GBCI
Horizon Financial Corporation	HRZB
Umpqua Holdings Corporation	UMPQ
West Coast Bancorp	WCBO

Due to variances in size among the peer group, the Committee informally analyzes the compensation data for differences in assets when making comparisons. We compete with many larger banks for top level executive talent and as such, set executive compensation equal to a minimum of the 75th percentile of compensation paid to similarly situated executives of the peer group. Variations to this objective may occur due to the experience level of the individual executive or other market factors.

There is no pre-established policy or target for the allocation between either cash and noncash or short-term and long-term incentive compensation. Rather, the Committee reviews the available information to establish the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized based on the performance of the Corporation and the individual compared to established goals. Historically, and in fiscal 2006, the Committee granted a majority of total compensation to our executive officers in the form of cash compensation.

2006 Executive Compensation Components

For the fiscal year ended December 31, 2006, the principal components of compensation for named executive officers were:

•	base salary
•	cash bonuses
•	stock option program
•	401(k) profit sharing and savings
•	potential change of control payments
•	health care and other benefits

Base Salary

The Corporation sets a base salary for each executive officer, including the Chief Executive Officer, by reviewing the base salary for comparable positions of a peer group, which includes banks similar in size that compete with the Corporation in the recruitment and retention of senior personnel. Individual salaries for each executive officer are set relative to this target based on certain individual performance and contribution to the Corporation’s results.

As part of the annual performance review process, an executive’s base salary is typically considered for adjustment. The executive’s performance and current compensation are considered at this time.

Cash Bonuses

Named executive officers and other employees are eligible to participate in our cash incentive and bonus plans. Our cash bonuses compensate employees for attaining annual financial performance goals for the Corporation’s return on assets, or ROA, and return on equity, or ROE. Named executive officers, other than the Chief Executive Officer, propose annual goals which are reviewed and approved by the Chief Executive Officer. The Chief Executive Officers goals are established in conjunction with the Committee. Bonus payouts for named executive officers are determined at the end of the year by the Committee in its discretion, without any specific formula, based on goal attainment, individual performance, and our profitability.

Stock Option and Restricted Stock Program

We grant stock options and restricted stock awards to named executive officers, and other employees, to encourage participants to focus on our long-term performance. These forms of equity compensation help align the long-term interests of the executive officers with those of our shareowners, provide an opportunity for equity ownership, encourage them to stay with us, and help maintain a competitive total compensation package.

Stock options provide the opportunity to purchase our common stock at a price fixed on the grant date. A stock option becomes valuable only if our common stock price increases above the option exercise price and the holder of the option remains employed during the period required for the option to “vest.”  Thus, stock options provide an incentive for an option holder to remain employed with the Corporation and links a portion of the option holders’ compensation to shareowners’ interests by providing an incentive to increase the market price of our stock.

The exercise price of stock option grants is set at fair market value on grant date. Under the shareowner-approved Stock Option Plan, the Corporation may not grant stock options at a discount to fair market value or reduce the exercise price of outstanding stock options except in the case of a stock split or other similar event. The Corporation does not grant stock options with a so-called “reload” feature, nor does it loan funds to employees to enable them to exercise stock options. The Corporation’s long-term performance ultimately determines the value of stock options, because gains from stock option exercises are entirely dependent on the long-term appreciation of the Corporation’s stock price.

The granting of incentive stock options and stock awards to executive officers, senior officers and employees are made under the Frontier Financial Corporation 2006 Stock Incentive Plan which was approved by the shareowners at the 2006 Annual Meeting of Shareowners. The 2006 Plan authorizes the grant of stock options, which may include stock appreciation rights, or “SARs,” and restricted stock awards. No SARs or nonqualified stock options have been granted under the Stock Option Plan to date.  The Personnel and Compensation Committee is responsible for overall administration of the stock option process and approves all grants, including those to executive officers. Daily administration of the 2006 Stock Incentive Plan is maintained by the Corporation, under the supervision of the Personnel and Compensation Committee. The Chief Financial Officer has established procedures that provide for consistency and accuracy in determining the fair market value of options and the expense regarding the stock option grants in compliance with FAS 123(R), which the Corporation implemented at the beginning of 2006.

In general, each incentive stock option permits the option holder to purchase a specified number of our common stock from the Corporation at the exercise price, which is the average closing price of the stock for the five days preceding the date of the grant. The incentive stock options generally cliff vest after three years, and have a term of ten years from the date of grant. For our named executive officers, the incentive stock options granted in 2006 all had cliff vesting of three years from the date of grant, meaning all the options granted to our named executive officers become exercisable in 2009. Prior to the exercise of an incentive stock option, the holder has no rights as a shareowner with respect to the shares subject to such option, including voting rights and the right to receive dividends.

A restricted stock award entitles the executive officer to receive a specified number of our common stock from the Corporation. Stock awards are approved by the Personnel and Compensation Committee of the Board of Directors in conjunction with the approval of incentive stock options as part of the overall equity compensation program. Upon granting of a stock award, the holder has full voting rights and the right to receive dividends on shares. The stock awards granted in 2006 vest ratably over three years.

Incentive stock option and restricted stock award levels are determined by the Personnel and Compensation Committee based on an overall review of the total compensation package and the competitive analysis discussed in the section on “Setting Executive Compensation” on page 13, varies among participants based on their positions, and have historically been granted in December of each year. Our outside directors have not historically participated in our stock option program. Additional information on these grants, including the number of shares subject to each grant, is also shown in the Grants of Plan-Based Awards Table.

No Backdating or Spring Loading. Frontier Financial Corporation does not backdate options or grant options retroactively. In addition, we do not plan to coordinate grants of options so that they are made before announcement of favorable information, or after announcement of unfavorable information. The Corporation’s options are granted at fair market value on a fixed date or event (such as the last regularly scheduled board meeting before fiscal year-end), with all required approvals obtained on or before the actual grant date. All grants to executive officers require the approval of the Board of Directors. The Corporation’s general practice is to grant options at the Board meeting in December of each year.

Fair market value is determined as the average closing price of our common stock for the five trading days preceding the grant date. In order to ensure that its exercise price fairly reflects all material information—without regard to whether the information seems positive or negative—every grant of options is contingent upon an assurance by the Corporation’s legal counsel that the Corporation is not in possession of material undisclosed information. If the Corporation is in possession of such information, grants are suspended until the second business day after public dissemination of the information.

Option Grant Date Coordination with the Release of Material NonPublic Information. The option grant date for awards to officers is the date the Board of Directors approves the options awards based upon the recommendation of the Personnel and Compensation Committee. The Corporation engages in a consistent practice and predetermined process for granting annual option awards to executive officers. The Committee establishes the meeting and grant dates in accordance with the Corporation’s policy, and does not determine these dates based on knowledge of material nonpublic information or in response to the Corporation’s stock price.

Grants are made at Board of Director meetings scheduled in advance to meet appropriate deadlines for compensation related decisions. The exercise price for every incentive stock option and the valuation of each restricted stock award is based on the average closing price of the stock for the five days preceding the date of the grant on the NASDAQ Stock Market LLC, which represents the fair market value of the shares on the date of grant.

There is a limited term in which the executive officers can exercise stock options, known as the “option term.”  The option term for executive officers is generally ten years from the date of grant. At the end of the option term, the right to purchase any unexercised options expires. Vesting and exercise rights for stock options and stock awards cease upon termination of employment, except in the case of death, disability or retirement.

Our equity compensation program is an important piece of our overall compensation philosophy and helps motivate and retain the executives who lead the growth and success of our Corporation. It provides real incentives for our employees to sustain and enhance our long-term performance. Both our executive officers and the Personnel and Compensation Committee believe that the superior performance of these individuals will contribute significantly to our ongoing and future success.

401(k) Profit Sharing Plan and Trust

The 401(k) Profit Sharing Plan and Trust is a tax-qualified retirement savings plan which all employees, including the named executive officers, are eligible to participate in. Frontier Financial Corporation’s qualified 401(k) Plan allows highly compensated employees to contribute up to 15 percent of their base salary, up to the limits imposed by the Internal Revenue Code—$225,000 for 2007—on a pre- or after-tax basis. Participants that are 50 years or older can also make “catch-up” contributions which in 2007 may be up to an additional $5,000 above the statutory limit under the Plan. Each employee is fully vested in his or her deferred salary contributions. We match 100% of the first 4% of pay that employees contribute to the Plan. Matching contributions vest 20% after the third year and an additional 20% each year thereafter until 100% vesting is achieved after seven years of participation in the Plan.

In addition to matching employee contributions into the Plan, we make a discretionary contribution of a portion of our income to the Plan each year. This profit sharing contribution was 9.1% of our income in 2006.

Participants choose to invest their account balances from an array of investment options as selected by plan fiduciaries from time to time. The 401(k) Plan is designed to provide for distributions in a lump sum or up to 10 installments after termination of service. However, loans—and in-service distributions under certain circumstances such as a hardship, attainment of age 59 1/2 or a disability—are permitted.

Split Dollar Insurance Agreements

 Neither the Corporation nor Frontier Bank maintains a defined benefit pension plan or nonqualified deferred compensation plan to fund retirement benefits for its named executive officers or other executives. However, in December 2001, Frontier Bank purchased insurance policies on the lives of 53 of its employees, including the named executive officers, and entered into Split Dollar Insurance Agreements with each of these executives. These split dollar arrangements were adopted by Frontier Bank to replace its previous group-term life insurance program for its employees. The premium amounts paid are the property of Frontier Bank and provide the Bank with a tax equivalent yield which exceeds comparable short-term investment alternatives. Frontier Bank expects to recover in full the premiums paid by it from the Bank’s portion of the policies’ death benefits. Under the Split Dollar Insurance Agreements, when the executive dies, his or her designated beneficiary will be entitled to receive from the insurance proceeds an employee death benefit equal to two times the executive’s base salary, less $50,000, up to a maximum of $250,000. In addition, $50,000 of group term life insurance is provided by the Bank to the executive for a total maximum benefit of $300,000, if the executive dies while employed by the Bank. If the executive’s employment with the Bank terminates by reason of his or her total disability, early or regular retirement from Frontier Bank, the employee death benefit continues, but is reduced to one times the executive’s base salary, up to a maximum of $150,000. Frontier Bank is entitled to receive all insurance proceeds in excess of the employee death benefit. These Split Dollar Insurance Agreements are subject to termination prior to the death of the executive, if (i) the Bank cancels the insurance policy, becomes bankrupt, dissolves or discontinues its business; (ii) written notice by either party; or (iii) the executive’s employment terminates for any reason other than total disability, early or regular retirement.

Change of Control Arrangements

The Corporation has entered into change of control agreements with 11 of its key employees, including the named executive officers. The change of control agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Severance and Change of Control Arrangements” on page 23.

Benefits and Perquisites

As salaried employees, the named executive officers participate in a variety of retirement, health and welfare, and paid time-off benefits designed to enable the Corporation to attract and retain its workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that the Corporation has a productive and focused workforce through reliable and competitive health and other benefits. Savings plans help employees, especially long-service employees, save and prepare financially for retirement. The costs of these benefits are included in column (i) of the Summary Compensation Table at page 19.

Frontier Financial Corporation promotes an egalitarian culture — the Corporation does not provide its officers or other senior-level executives with preferential parking or separate dining facilities. The Corporation’s officers, nonofficer executives, and other senior-level employees are eligible for certain additional benefit programs, all of which are quantified in the Summary Compensation Table. The Corporation does not provide loans to executive officers, except in the ordinary course of its banking business as permitted by the rules of the FDIC and the SEC.

Tax Implications of Executive Compensation

Deductibility of Executive Compensation

As part of its role, the Personnel and Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Corporation may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Corporation believes that compensation paid under the Corporation’s Stock Option Plans and other executive compensation plans and arrangements are generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, the Corporation began accounting for stock-based payments including its Stock Option Plan in accordance with the requirements of FASB Statement 123(R).

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. We have also entered into change of control agreements with 11 of our executive officers, including the named executive officers which are discussed on page 23 of this proxy statement. When setting total annual compensation for each of the named executive officers, the executive’s current compensation, including equity and nonequity based compensation, in considered relative to the executive’s overall performance and the competitive market factors.

Based on the fair value of equity awards granted to the named executive officers in 2006 and the base salary of the named executive officers, “salary” accounted for approximately 50% of the total compensation of the named executive officers, incentive compensation accounted for approximately 43% of the total compensation of the named executive officers, and benefits accounted for approximately 7% of the total compensation of named executive officers. Because Mr. John Dickson’s compensation as a director of the Corporation is included in the Summary Compensation Table, and because the value of certain equity awards included below is based on the FAS 123(R) value, these percentages cannot be derived using the amounts reflected in the table below.

SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e) (5)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i) (1)	Total ($) (j)

John J. Dickson President and Chief Executive Officer	2006	300,000	319,783	111,347(2)	26,864	NA	NA	37,435(2)	795,429

Carol E. Wheeler Chief Financial Officer	2006	140,000	84,197	11,604	26,864	NA	NA	30,836	293,501

Connie Pachek EVP Operations and Human Resources	2006	200,000	88,188	11,604	26,864	NA	NA	35,275	361,931

Lyle E. Ryan President and COO	2006	235,000	140,496	33,947	26,864	NA	NA	35,437	471,744

James W. Ries President, Real Estate Division	2006	218,000	133,375	33,947	26,864	NA	NA	36,172	448,358

(1)
The amount shown in column (i) reflects, for each named executive officer: 401 (k) Savings and Profit Sharing contributions allocated by the Corporation to each of the named executive officers pursuant to the plan which is more fully described on page 16, and the cost of medical, dental, vision, life, and disability insurance provided by the Corporation. The amount attributable to each such perquisite or benefit for each named executive officer does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by such named executive officer, except for John J. Dickson which is explained in the following footnote.

(2)
Mr. John Dickson also serves as a member of the Board of Directors of the Corporation. In 2006, Mr. Dickson received a retainer 2,400 shares of our common stock which had a value at the time of the award of $32.25 per share, or $77,400, which is reflected in column (e).

(3)
The amounts in column (f) reflect the prorated vesting dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R). Assumptions used in the calculation of these amounts are included in footnote 13 to the Corporation’s audited financial statements for the fiscal year ended December 31, 2006, included in the Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2007.

(4)
On December 13, 2006, our named executive officers were granted incentive stock options to purchase 3,333 shares of our common stock at an exercise price of $29.83. The shares will vest on the third anniversary of the grant date. The fair market value of each option as determined in accordance with FAS 123(R) was $8.06.

(5)
On December 13, 2006, our named executive officers were granted restricted stock awards at the fair market value of $29.83 determined in accordance with FAS 123(R). The shares will vest ratably over three years. Mr. Dickson, Mr. Ries, and Mr. Ryan each received restricted stock awards for 1,138 shares of our common stock. Ms. Pachek and Ms. Wheeler and each received restricted stock awards for 389 shares of our common stock.

STOCK OPTION GRANTS IN 2006

The following table provides information on stock options granted in 2006 to each of the Corporation’s named executive officers in the fiscal year ended December 31, 2006. There can be no assurance that the Grant Date Fair Value of Stock and Option Awards will ever be realized. The amount of these awards that were expensed is shown in the Summary Compensation Table on page 19.

GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Nonequity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Options Awards: Number of Securities	Exercise or Base Price of Option	Grant Date Fair Value of Stock and
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	Underlying (#) (j)	Awards ($/Sh) (k)	Option Awards (l)
John J. Dickson	12/13/06	NA	NA	NA	3,333	3,333	3,333	1,138	NA	$29.83	$8.06
Carol E. Wheeler	12/13/06	NA	NA	NA	3,333	3,333	3,333	389	NA	$29.83	$8.06
Connie Pachek	12/13/06	NA	NA	NA	3,333	3,333	3,333	389	NA	$29.83	$8.06
Lyle E. Ryan	12/13/06	NA	NA	NA	3,333	3,333	3,333	1,138	NA	$29.83	$8.06
James W. Ries	12/13/06	NA	NA	NA	3,333	3,333	3,333	1,138	NA	$29.83	$8.06

(1)
Options allow the grantee to purchase a share of Frontier Financial Corporation common stock for the fair market value of a share of common stock on the grant date. Options become exercisable after 3 years, and have ten year terms.  Stock awards vest ratably over a three year period.

Column (l) represents the aggregate FAS 123(R) values of options granted during the year. The per-option FAS 123(R) grant date value was $8.06 each for all options.  There can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the FAS 123(R) value.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards Number Of Securities Underlying UnExercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number Of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value Of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested ($) (j)

John J. Dickson	648			10.22	12/15/2008
	630			9.78	12/14/2009
	630			7.55	7/18/2010
	1,440			10.22	12/19/2010
	1,620			11.55	12/18/2011
	1,800			11.55	12/17/2012
	6,750			14.67	12/16/2013
	5,625			17.77	12/14/2014
	1,125			17.78	12/14/2014
	3,030			21.50	12/20/2015
	3,720			21.50	12/20/2015
		3,333		29.83	12/13/2016
						1,138	33,947

Carol E. Wheeler	1,440			10.22	12/19/2010
	1,620			11.55	12/18/2011
	1,800			11.55	12/17/2012
	2,250			14.67	12/16/2013
	3,375			17.78	12/14/2014
	3,375			21.50	12/20/2015
		3,333		29.83	12/13/2016
						389	11,604

Connie Pachek	630			9.78	12/14/2009
	630			7.55	7/18/2010
	1,440			10.22	12/19/2010
	1,620			11.55	12/18/2011
	2,250			11.55	12/17/2012
	4,500			14.67	12/16/2013
	4,500			17.78	12/14/2014
	4,500			21.50	12/20/2015
		3,333		29.83	12/13/2016
						389	11,604

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006
	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Un- exercisable (c)	Equity Incentive Plan Awards Number Of Securities Underlying Un- Exercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number Of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value Of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested ($) (j)

Lyle E. Ryan	770			7.69	12/16/2007
	810			10.22	12/15/2008
	788			9.78	12/14/2009
	788			7.55	7/18/2010
	1,800			10.22	12/19/2010
	2,025			11.55	12/18/2011
	2,250			11.55	12/17/2012
	6,750			14.67	12/16/2013
	5,625			17.77	12/14/2014
	1,125			17.78	12/14/2014
	3,720			21.50	12/20/2015
	3,030			21.50	12/20/2015
		3,333		29.83	12/13/2016
						1,138	33,947

James W. Ries	648			10.22	12/15/2008
	788			9.78	12/14/2009
	1,800			10.22	12/19/2010
	2,025			11.55	12/18/2011
	2,250			11.55	12/17/2012
	6,750			14.67	12/16/2013
	1,125			17.78	12/14/2014
	5,625			17.77	12/14/2014
	3,720			21.50	12/20/2015
	3,030			21.50	12/20/2015
		3,333		29.83	12/13/2016
						1,138	33,947

OPTION EXERCISES AND STOCK VESTED IN 2006
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise(#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired On Exercise (#) (d)	Value Realized on Vesting ($) (e)
John J. Dickson	1,568	$34,835
Carol E. Wheeler	-	-
Connie Pachek	900 (1)	8,874
Lyle E. Ryan	798	19,479
James W. Ries	-	-

(1)	Represents the exercise of options to purchase 900 shares of common stock by Ms. Pachek’s spouse.

SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

In January 2007, we entered into change of control agreements with 11 of our key employees, including our Chief Executive Officer, our Chief Financial Officer, and our other named executive officers. The purpose of the agreement is to encourage continued service in the event of a change of control, to assure continuity of management, and to ensure continued loyalty to maximize shareholder value as well as the continued safe and sound operation of the Corporation and our Bank.

The agreements generally provide that in the event of a termination of employment in connection with, or within 24 months after, a change of control, for reasons other than cause, the executive will receive a lump sum payment seven months after the discontinuance of employment in an amount equal to two times annual W-2 compensation before salary deferrals (excluding any gains from stock-based compensation) less statutory payroll deductions, and will continue to be covered by applicable medical and dental plans for 24 months following termination of employment. In the event an executive, after attaining age 60, voluntarily retires within 12 months following a change of control, the executive shall receive a lump sum payment equal to the annual W-2 compensation before salary deferrals (excluding any gains from stock-based compensation), and will continue to be covered by applicable medical and dental plans for 12 months following termination of employment.

In the event an executive receives severance benefits under the agreement, the executive will generally be restricted by a noncompetition and nonsolicitation period of two years following termination of employment, all as set forth in the agreement.

The vesting of options, restricted stock awards and stock appreciation rights granted under our Stock Option Plan will not accelerate in the event of a change of control, unless otherwise provided in the award agreements or by resolution of the Board, of which none of the current option agreements contain accelerated vesting.

With the exception of these change of control agreements, all Frontier Financial Corporation employees, including our named executive officers, are employed “at will” and do not have employment agreements or rights to severance benefits. Frontier Financial Corporation does not have a pre-defined involuntary termination severance plan or policy for employees, including executives. The Corporation’s practices in such situations may include: (1) salary continuation dependent on the business reason for the termination; (2) lump sum payment based on job level and service with the Corporation; (3) paid health care coverage and COBRA payments for a limited time; and (4) outplacement services.

The table below reflects the amount of compensation we estimate would be paid to each of the named executive officers in the event of termination due to a change of control assuming the officer was terminated was effective as of December 31, 2006. The actual amounts to be paid out can only be determined at the time of such executive’s separation.

COMPENSATION UPON TERMINATION FOLLOWING A CHANGE IN CONTROL
Name	Salary ($)	Bonus ($)	Medical Dental & Vision Coverage ($)	Total ($)
John J. Dickson	600,000	639,566	10,590	1,250,156
Carol E. Wheeler	280,000	168,393	9,094	457,487
Connie Pachek	400,000	176,377	10,012	586,389
Lyle E. Ryan	470,000	280,993	10,336	761,329
James W. Ries	436,000	266,751	10,178	712,929

The Corporation will not provide gross-ups for the named executive officers from any taxes due under Section 4999 of the Code. The effects of Section 4999 generally are unpredictable and can have widely divergent and unexpected effects based on an executive’s personal compensation history. Therefore, to provide an equal level of benefit across individuals without regard to the effect of the excise tax, the Corporation determined that 4999 gross up payments are not appropriate for the Corporation’s most senior level executives.

Stock Option Plans

Frontier Financial Corporation adopted its 2006 Stock Incentive Plan, or the Stock Option Plan, effective as of January 1, 2006. The 2006 Plan replaced the Corporation’s 1998 Incentive Stock Option Plan and 2001 Stock Award Plan. All outstanding options under the prior Plans, which total 1,226,965 shares, are also included in the option information and tables in this proxy statement.

The Stock Option Plan provides that in the event of a change of control (including for purposes of the Plan, the liquidation or sale of substantially all assets) of Frontier Financial Corporation or Frontier Bank, any unexercised options or stock appreciation rights will expire; provided, however, the Committee or Board of Directors may in their discretion, elect to (1) cash out all or a portion of vested options or stock appreciation rights by paying each affected optionee or holder an amount equal to the difference between the fair market value of the common stock and the exercise price of the options or stock appreciation rights, or (2) continue all or a portion of the options or stock appreciation rights, subject to the same terms and conditions (including vesting schedules, if any) that apply prior to the change of control, with appropriate modifications determined by the Committee in connection with the change of control, or (3) take some other action which in its sole discretion the Committee and/or the Board deems to be appropriate under the circumstances. Unless provided otherwise in the award agreements, or pursuant to an action of the Board, the vesting schedules applicable to outstanding options, stock grants or stock appreciation rights will not be accelerated in connection with a change of control.

The Stock Option Plan provides for incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) for our employees, and nonqualified stock options for directors. All stock options granted have had an exercise price equal to the estimated fair market value of our stock as of the date of grant. No option may have a term of greater than ten years.

All options granted to our named executive officers are incentive stock options, to the extent permissible under the Internal Revenue Code of 1986, as amended. The exercise price per share of each option granted to our named executive officers was equal to the fair market value of our common stock as determined by our board of directors on the date of the grant.

As of December 31, 2006, we had options outstanding to purchase a total of 1,349,128 shares of our common stock under the Stock Option Plan and our prior plans and 5,127,837 shares available for grant under the Stock Option Plan.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Personnel and Compensation Committee of the Corporation has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Personnel and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by members of the Personnel and Compensation Committee:

Edward D. Hansen, Chair	George E. Barber
James H. Mulligan	William H. Lucas, DC
Patrick M. Fahey	Darrell J. Storkson

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to Frontier Financial Corporation’s audited financial statements for the fiscal year ended December 31, 2006.

The Audit Committee, comprised of independent directors, met with the independent registered public accounting firm (the independent auditors), management and internal auditors to assure that all were carrying out their respective responsibilities. The Audit Committee discussed with and received a letter from the independent auditors confirming their independence. Both the independent auditors and the internal auditors had full access to the Committee, including regular meetings without management present.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Moss Adams LLP, the Corporation’s independent accountants. Management is responsible for the preparation, presentation and integrity of Frontier Financial Corporation’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Moss Adams LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

Beginning in fiscal 2004, management implemented a process of documenting, testing and evaluating the Corporation’s system of internal controls over financial reporting in accordance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee is kept apprised of the progress of the evaluation and provides oversight and advice to management. In connection with this oversight, the Audit Committee receives periodic updates provided by management and Moss Adams LLP at each regularly scheduled Audit Committee meeting. At a minimum, these updates occur quarterly. The Audit Committee also holds regular private sessions with Moss Adams LLP to discuss their audit plan for the year, and the results of their quarterly reviews and the annual integrated audit. At the conclusion of the process, management provides the Audit Committee with and the Audit Committee reviews a report on the effectiveness of the Corporation’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the SEC, as well as Moss Adams LLP’s Report of Independent Registered Public Accounting Firm included in the Corporation’s Annual Report on Form 10-K related to its integrated audit of Frontier Financial Corporation’s fiscal 2006 consolidated financial statements and financial statement schedule. The Audit Committee continues to oversee the Corporation’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation.

The Corporation has an Internal Audit Department that reports directly to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives periodic updates of internal audit activity in meetings held at least quarterly throughout the year. Updates include discussion of audit project results, quarterly assessment of internal controls and risks of fraud.

The Audit Committee has discussed with Moss Adams LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”  In addition, Moss Adams LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Moss Adams LLP their firm’s independence.

Based on its review of the consolidated financial statements and discussions with management and Moss Adams LLP referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Frontier Financial Corporation’s Annual Report on Form 10-K for fiscal year 2006, for filing with the Securities and Exchange Commission.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Frontier Financial Corporation’s independent registered public accounting firm, Moss Adams LLP. Pre-approval is required for audit services, audit-related services, tax services and other services. In some cases, the full Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, a designated member of the Audit Committee may have delegated authority from the Audit Committee to pre-approve additional services, and such pre-approval is later reported to the full Audit Committee. See “Fees Paid to Moss Adams LLP for Professional Services” for more information regarding fees paid to Moss Adams LLP for services in fiscal years 2006 and 2005.

Submitted by members of the Committee:

Lucy DeYoung, Chair	David M. Cuthill	Mark O. Zenger
Patrick M. Fahey	Edward C. Rubatino

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS

The Board of Directors has adopted a Code of Ethics for Senior Financial Officers, which is applicable to the Chief Executive Officer, Chief Financial Officer, the other named executive officers, and other senior financial officers designated from time to time by the Chief Executive Officer, in respect of internal controls, and public disclosures of the Corporation, violations of the securities or other laws, rules or regulations and conflicts of interest. The Code of Ethics is published on the Corporation’s website at www.frontierbank.com.

To date, there have not been any waivers by the Corporation of the Code of Ethics. Any amendments to, or waivers under, the Code of Ethics which are required to be disclosed by the rules of the Securities Exchange Commission (“SEC”) will be disclosed on the Corporation’s website.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding future compensation costs or financial performance. Frontier Financial Corporation undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the Corporation’s business, particularly those mentioned in the cautionary statements in Item 1 of the Corporation’s Form 10-K for the year ended Dec. 31, 2006, and in its periodic reports on Form 10-Q and Form 8-K, which the Corporation incorporates by reference.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of reports and written representations furnished to it, the Corporation believes that during fiscal 2006 all filings with the SEC by its executive officers and directors complied with requirements for reporting ownership and changes in ownership of the Corporation’s common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, except that director William J. Robinson filed one late for 640 shares purchased by grandchildren.  There was also an administrative error which caused Mr. Hansen to file a late report for 50 shares sold by a grandchild.

RELATED PARTY TRANSACTIONS AND BUSINESS RELATIONSHIPS

Some of our directors and officers and the business organizations with which they are associated, have been customers of, and have had banking transactions with us, in the ordinary course of our business, and we expect to have such banking transactions in the future. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in our opinion, these transactions do not involve more than a normal risk of collectibility or present other unfavorable features.

Policy and Procedures for Approval of Related Party Transactions

We recognize that related party transactions can present potential or actual conflicts of interest and create the appearance that Corporation decisions are based on considerations other than our best interests and our shareowners. Therefore, our Board of Directors has adopted a formal, written policy with respect to related party transactions.

For the purpose of the policy, a “related party transaction” is a transaction in which we participate and in which any related party has a direct or indirect material interest, other than (1) transactions available to all employees or customers generally, (2) transactions involving less than $120,000 when aggregated with all similar transactions or NASDAQ rules, or (3) loans made by Frontier Bank in the ordinary course of business, made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and not involving more than the normal risk of collectibility or presenting other unfavorable features.

Under the policy, any related party transaction must be reported to the Chief Financial Officer and may be consummated or may continue only (i) if the Audit Committee approves or ratifies such transaction and if the transaction is on terms comparable to those that could be obtained in arms’-length dealings with an unrelated third party, (ii) if the transaction involves compensation that has been approved by our Personnel and Compensation Committee, or (iii) if the transaction has been approved by the disinterested members of the Board of Directors. The Audit Committee may approve or ratify the related party transaction only if the Committee determines that, under all of the circumstances, the transaction is in the best interests of Frontier Financial Corporation.

The current policy was formalized and adopted in March, 2007. All related party transactions since January 1, 2006 which were required to be reported in this proxy statement were approved by either the disinterested members of the Board of Directors or the Personnel and Compensation Committee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Moss Adams LLP audited the Corporation’s consolidated financial statements for fiscal 2006 and has been similarly engaged in 2007. Representatives from Moss Adams LLP are expected to be present at the Annual Meeting of Shareowners and will be given an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Nonaudit Fees

The following table presents fees for professional services rendered by Moss Adams LLP for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, and fees billed for other services rendered by Moss Adams LLP.

	Fiscal Years Ended December 31,
	2006	2005

Audit Fees	$266,500	$235,000
Audit Related Fees	19,650	35,000
Total Audit and Related Fees	286,150	270,000
Tax Fees	24,368	18,500
All Other Fees	--	--
Total Fees	$310,518	$288,500

Audit Fees. Consist of fees billed to the Corporation for professional services rendered by Moss Adams LLP in connection with the integrated audit of the Corporation’s financial statements and review of financial statements included in the Corporation’s Forms 10-K and 10-Q or services to the Corporation in connection with statutory or regulatory filings or engagements.

Audit Related Fees. Consist of fees relating to the audit of the Corporation’s 401(k) Savings and Profit Sharing Plan, procedures related to Form S-4, and miscellaneous audit and accounting matters.

Tax Fees. Consist of fees relating to preparation of the Corporation’s federal income tax return, general tax consultations, and miscellaneous tax questions.

All Other Fees. There were no other fees for services not included above for fiscal years ended 2006 and 2005.

The Audit Committee is responsible for pre-approving all auditing services and permitted nonaudit services to be performed for the Corporation by the independent registered public accounting firm or any other independent registered public accounting firm firm, except as provided in this paragraph. In no event shall the independent registered public accounting firm perform any nonaudit services for the Corporation, which are prohibited by Section 10A(g) of the Exchange Act or of the SEC rules or the Public Corporation Accounting Oversight Board. The Committee establishes general guidelines for the permissible scope and nature of any permitted nonaudit services in connection with its annual review of the audit plan and shall review such guidelines with the full Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of nonaudit services if (i) the aggregate amount of all such nonaudit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the independent registered public accounting firm during the fiscal year in which the nonaudit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be nonaudit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of nonaudit service to be performed by the independent registered public accounting firm and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required as promptly as practicable in the Corporation's quarterly or annual reports required by Section 13(a) of the Exchange Act.

SHAREOWNER COMMUNICATIONS

Any shareowner wishing to communicate with the Corporation’s Board of Directors should send its communication to the Secretary of the Corporation at Frontier Financial Corporation, 332 S.W. Everett Mall Way, P.O. Box 2215, Everett, WA 98213.

Although the Corporation does not have a formal policy regarding attendance by a member of the Board of Directors at the Corporation’s Annual Meeting of Shareowners, the Corporation has always encouraged its directors to attend and expects to continue its policy. In 2006, all of its Directors attended the Annual Meeting of Shareowners.

SHAREOWNER PROPOSALS FOR 2007 ANNUAL MEETING

In order for shareowner proposals to be included in the 2007 proxy materials and considered at the 2007 Annual Meeting of Shareowners, proposals must be received by the Secretary of the Corporation at Frontier Financial Corporation, 332 S.W. Everett Mall Way, P.O. Box 2215, Everett, Washington 98213, no later than November 15, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission. In addition, if the Corporation receives notice of a shareowner proposal after November 10, 2007, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareowner proposal.

OTHER INFORMATION

The Corporation will furnish to shareowners without charge a copy of its annual report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission, upon receipt of written request addressed to Shareowner Services, Frontier Financial Corporation, 332 S.W. Everett Mall Way, P. O. Box 2215, Everett, WA  98213.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. As of the date of the preparation of this Proxy Statement, no shareowner has submitted to the Board any proposal to be acted on at the Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED STAMPED ENVELOPE. PROMPT MAILING OF THE PROXY WILL BE APPRECIATED.

By Order of the Board of Directors,

/s/James F. Felicetty
James F. Felicetty, Secretary

APPENDIX A

FRONTIER FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation or any of its subsidiaries to any governmental body or the public; the Corporation’s systems of internal controls that management and the Board have established and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee will encourage continuous improvement of, and will foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process, system of disclosure controls, and internal control system;

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing department;

•	Monitor the compliance by the Corporation with legal and regulatory requirements and with the Corporation's Corporate Governance Guidelines and Code of Ethics;

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors;

•	Prepare the Committee report required by the SEC rules to be included in the Corporation's annual proxy statement.

The Audit Committee will also perform the duties required by law to be performed by an audit committee for any subsidiary bank of the Corporation that does not have its own audit committee to the extent permitted, and in the manner required, by applicable laws and regulations.

With respect to joint sessions of the Audit Committee:

A.
The Audit Committee may meet simultaneously as a committee of the Corporation and any subsidiary of the Corporation that does not have its own Audit Committee, though it should hold separate sessions if necessary to address issues that are relevant to one entity but not the other(s) or to consider transactions between the entities or other matters where the Corporation and one or more subsidiaries may have different interest; and

B.
The Audit Committee should consult with internal or outside counsel if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Corporations and those of the Corporation's subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Corporation's policies regarding Sections 23A and 23B of the Federal Reserve Act.

The Audit Committee's job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Corporation's financial statements, to plan or conduct audits, or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles (GAAP). The Corporation's management is responsible for preparing the Corporation's financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Audit Committee to conduct investigations or assure compliance with laws and regulations and the Corporation's Corporate Governance Guidelines and Code of Ethics.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this charter.

COMPOSITION

The Board of Directors shall determine the number of members of the committee, but the number will not be less than the minimum number as prescribed by applicable law, the Code of Regulations or by requirements applicable to NASDAQ National Market issuers or such other exchange or system upon which the Corporation's securities are listed, quoted and/or traded (NASDAQ). In no event will such number of members be less than three (3). Committee members must fully satisfy independence and experience requirements as prescribe by NASDAQ, Section 10A of the Securities Exchange Act of 1934 (the Exchange Act) and the rules and regulations of the Securities and Exchange Commission (SEC), and the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) and applicable rules and regulations thereunder. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise or become financially literate within a reasonable period of time after joining the audit committee. The Board of Directors shall determine whether any members of the Audit Committee are audit committee financial experts as defined by the SEC Rules in accordance with the Sarbanes-Oxley Act of 2002. No member of the committee may be an "affiliated person'" of the Corporation or any of its subsidiaries.

Director's fees are the only compensation that a Committee member may receive directly or indirectly from or on behalf of the Corporation.

The Chairman of the Board shall appoint the members of the Committee annually. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Audit Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report to any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel, independent auditors or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

The Audit Committee is directly and solely responsible for the appointment, compensation, and the oversight work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. All contracts entered into with the independent auditors will be subsequently reported to the full board of directors. The independent auditors shall report directly to the Committee.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with the manager of internal auditing department, credit review and the independent accountants in separate executive session to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee shall report to the Board on the Committee's activities after each Audit Committee meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Charter Review

•	Review and update this Charter periodically, at least annually, as conditions dictate.

Self Assessment

▪	Conduct an annual performance evaluation of the Audit Committee.

Independent Accountants

•	Hire, terminate, compensate, review and oversee the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting;

•	Review the experience, rotations and qualifications of the senior members of the independent auditor's team;

•	Monitor the independence, qualifications and performance of the independent auditors including but not limited to the following:

1)
Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issued raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Corporation;

2)
Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors' quality controls are adequate and whether the provision of any nonaudit service is compatible with maintaining the auditors independence, and taking into account the opinions of management and the internal auditors;

3)
Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Corporation in illegally influencing, coercing, manipulating or misleading the Corporations independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

4)	If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

•
Pre-approve all auditing services and permitted nonaudit services to be performed for the Corporation by the independent auditors or any other auditing firm, except as provided in this paragraph. In no event shall the independent auditors perform any nonaudit services for the Corporation, which are prohibited by Section 10A(g) of the Exchange Act or of the SEC rules or the Public Corporation Accounting Oversight Board. The Committee shall establish general guidelines for the permissible scope and nature of any permitted nonaudit services in connection with its annual review of the audit plan and shall review such guidelines with the full Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of nonaudit services if (i) the aggregate amount of all such nonaudit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the nonaudit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be nonaudit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of nonaudit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required as promptly as practicable in the Corporation's quarterly or annual reports required by Section 13(a) of the Exchange Act.

•
Oversee the rotation of the lead audit partner having primary responsibility of the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

•
Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Corporations, including in particular the prohibition on employment under Section 10A(1) of the Exchange Act as chief executive officer, controller, chief financial officer, chief account officer, or any person serving in an equivalent position for the Corporation, during the preceding one-year period;

•	Ensure that the independent auditors have access to all necessary Corporation personnel, records or other resources.

Financial Reporting Processes

•	Review and discuss with the internal auditors, credit review and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

•	Review all regulatory examination results and management's response;

•
Review and discuss with management and the independent auditors the Corporation's quarterly financial statements and its Form 10Q or 10K, prior to its filing, including disclosures made in the section regarding management's discussion and analysis, the results of the independent auditors' reviews of the quarterly financial statements, and determine whether the quarterly financial statements should be included in the Corporation's Form 10Q or 10K;

•	Review and discuss with management the quarterly Corporation's earnings press releases;

•
Review and discuss with the Corporation's Chief Executive Office and Chief Financial Officer all matters such officers are required to certify in connection with the Corporation's Form 10Q and 10K or other filings and reports;

•
Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or (GAAP) methods on the Corporation's financial statements;

•
Review with the independent auditors, the internal auditor and management, the adequacy and effectiveness of Corporation’s internal controls to ensure completeness and accuracy of the Corporation’s financial statements and compliance with Section 404 of the Act.

•	Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

(i)all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information; and

(ii)any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting.

•
Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Corporation's financial statements, conditions or results and any necessary disclosures related thereto;

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

•
Ensure that the Corporation's independent auditors reports to the Committee all of the Corporation's critical accounting policies and procedures and alternative accounting treatments of financial information with GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Ensure that the Corporation's independent auditors shares with the Committee all material written communication between the auditors and management;

•	Discuss with the Corporation's independent auditors, internal auditors, and management their assessments of the adequacy of the Corporation's internal controls and disclosure controls and procedures;

•
Discuss with the Corporation's independent auditors, internal auditors, and management as appropriate the Corporation's FDICIA internal controls report and the attestation of the Corporation's independent auditors to the same;

•
Discuss with the Corporation's independent auditors, internal auditors, and management as appropriate any weaknesses or deficiencies that any of foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Corporation's progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

•
Receive periodic reports from the independent auditors and Chief Financial Officer (CFO) of the Corporation on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Corporation; and

•
Receive periodic reports from independent auditors and appropriate officers of the Corporation on significant financial reporting, internal controls or other related matters of the Corporation's subsidiaries.

Internal Audit Function

•	Review appointment, performance and replacement of the senior internal audit and senior credit review personnel;

•	Review the internal audit and credit review plan and assess whether it is consistent with the Corporation's needs;

•	Review the significant reports to management prepared by the internal auditing and credit review departments and management's responses;

•	Review and discuss with the internal auditors and credit review the results of their work, including their audit report as well as their control risk assessment;

•
Discuss with the independent auditors and approve the internal audit and credit review responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit and credit review work; and;

•	Ensure that the internal auditors and credit review staff have access to all necessary Corporation resources.

Ethical and Legal Compliance

•	The Committee shall review with management actions taken to ensure compliance with the Code of Ethics and ensure that management has established a system to enforce this Code.

•	The Committee shall, in accordance with SEC standards, establish procedures and maintenance of records for:

a)	the receipt, retention and treatments of complaints received by the Corporation regarding accounting, internal accounting controls or audit matters; and

b)	the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	Perform any other activities consistent with this Charter, the Corporations by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	The CFO or one or more officers or employees of the Corporation whom the Committee member reasonable believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee members reasonably believe to be within the professional or expert competence of such person.

APPENDIX B

FRONTIER FINANCIAL CORPORATION

Personnel and Compensation Committee Charter

Purposes:

The purposes of the Personnel and Compensation Committee are to carry out the responsibilities of the Board of Directors relating to personnel decisions and compensation of the Corporation’s executive officers; to approve compensation policies, practices and programs for the Corporation and its affiliates; and to produce an annual report on executive compensation to include in the Corporation’s proxy statement for its annual meeting of shareowners, consistent with applicable rules and regulations.

Membership:

The Committee will consist of non-employee directors who meet the independence requirements of the NASDAQ. No director may serve on the Committee unless he or she is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and satisfies the requirements of an outside director for purposes of Section 162(m) of the Internal Revenue Code. The members of the Committee will be those directors appointed by the Board from time to time.

Committee members may be removed at any time by a majority of the Board. The Board may fill vacancy on the Committee.

Duties and Responsibilities:

The Committee will:

1.	Recommend to the Board for approval new executive incentive compensation plans and equity-based plans and significant amendments to existing incentive compensation plans and equity-based plans.

2.	Review and approve other compensation plans and programs applicable to the Corporation’s executive officers and other senior management.

3.	Review and approve compensation (including employment, change in control and other compensation agreements) for the Corporation’s executive officers and non-employee directors.

4.
The Committee and the Board of Directors will review and approve all compensation of senior management, SVP and above and all other employees with a salary of $100,000 or greater. The Board may from, time to time, revise this dollar amount due to inflation and cost of living increases. In determining the compensation for a particular executive or senior officer, this Committee will be guided by the following objectives:

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(a)	Attracting and retaining highly qualified officers by maintaining competitive compensation packages for officers;

(b)	Motivating those officers to achieve and maintain superior performance levels;

(c)	Maintaining compensation packages that are equitable relative to efforts, skills, and other responsibilities of the officer when compared to other positions in Frontier Bank;

(d)	Making a portion of each officer's total compensation package at risk and dependent on Corporation performance and creation of long-term shareholder value and;

(e)
This committee should try to make total compensation for executive and senior officers sufficiently competitive with compensation paid by financial institutions of similar size, with lines of business, geographic dispersion and marketplace position similar to Frontier Bank, so that the Corporation can attract and retain qualified officers who will contribute to Frontier Financial Corporation’s and Frontier Bank’s long term success.

5.
Evaluate the Chief Executive Officer’s performance of Frontier Financial Corporation consistently with approved goals and objectives and establish the compensation of the Chief Executive Officer based on this evaluation.

The President and CEO of Frontier Financial Corporation will annually evaluate the performance of the Chief Executive Officer of Frontier Bank and will make such evaluation available to the Chairman of the Board for Frontier Financial Corporation and Frontier Bank and also the Board of Directors for both Companies.

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